Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended, modified or supplemented from time to time, this “Agreement”) is made and entered into as of July 11, 2008, by and between Rapid Link, Incorporated, a Delaware corporation (the “Company”), and Valens U.S. SPV I, LLC (the “Investor”).

This Agreement is made pursuant to the Security Agreement, dated as of the date hereof, by and between the Agent, the Lenders, the Company, the Eligible Subsidiaries from time to time party thereto (as amended, modified or supplemented from time to time, the “Security Agreement”) and pursuant to the Warrants referred to therein.

The Company and the Investor hereby agree as follows:

1.             Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Security Agreement shall have the meanings given such terms in the Security Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

“Company” has the meaning given to such term in the Preamble hereto.

“Effectiveness Date” means, (i) with respect to the initial Registration Statement required to be filed in connection with the Warrants issued on the date hereof, a date no later than one hundred eighty (180) days following the date on which Holder exercises its rights under Section 2(a) hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder (if any), a date no later than thirty (30) days following the applicable Filing Date other than an additional Registration Statement required to be filed pursuant to Section 2(a)(2) hereof, a date no later than seventy-five (75) days following the applicable Filing Date.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Event” has the meaning set forth in Section 2(b).

“Event Date” has the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Filing Date” means, with respect to (1) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder upon exercise of any Warrant issued as of the date hereof, the date which is ninety (90) days following the date on which Holder exercises its rights under Section 2(a) hereof, (2) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder upon exercise of any Warrant issued after the date hereof, the date which is thirty (30) days after the issuance of such Warrant and (3) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder as a result of adjustments to the Exercise Price made pursuant to Section 4 of the Warrant or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Exercise Price.

“Holder” or “Holders” means the Investor or any of its affiliates or transferees to the extent any of them hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Notes” shall mean the Secured Term A Notes, the Secured Revolving Notes and the Secured Term B Notes.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock issuable upon exercise of the Warrants.

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Security Agreement” has the meaning given to such term in the Preamble hereto.

“Trading Market” means any of the NASD Over The Counter Bulletin Board, NASDAQ Capital Market, the NASDAQ Global Market, the American Stock Exchange or the New York Stock Exchange.

“Warrants” means the Common Stock purchase warrants issued in connection with the Security Agreement, whether on the date thereof or thereafter.

2.             Registration.

(a)           The Company covenants and agrees that in the event the Investor or any assignee of the Investor attempts to sell any Registrable Securities after that date which is six (6) months following the date hereof and is unable, for any reason, to do so pursuant to an exemption to registration under Rule 144, then, the Investor by written demand to the Company may require the Company to file a registration statement under the Securities Act covering the registration of the Registrable Securities that have not been registered, whereupon the Company shall:

(1)           as soon as practicable, and in any event by the Filing Date, file with the Commission a Registration Statement covering all Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415; and

(2)           use its best efforts to cause such Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in no event later than the Effectiveness Date.  On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415.  Each Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).  Notwithstanding the registration obligations set forth in Section 2(a)(1), in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each Investor thereof, (ii) use its best efforts to file amendments to the initial Registration Statement (“Initial Registration Statement”) as required by the Commission and/or (iii) withdraw the Initial Registration Statement and file a new Registration Statement (“New Registration Statement”), in either case covering the maximum number of Securities permitted to be registered by the SEC on Form S-3 or such other form available to register for resale the Securities as a secondary offering, with the number of shares included on such amendment or the New Registration Statement cut back proportionally for each Investor.  In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements on Form S-3 or such other form available to register for resale those Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement.  The Company shall cause each Registration Statement to become effective and remain effective as provided herein.  The Company shall use its best efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date.  The Company shall use its best efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier date of  (i) when all Registrable Securities covered by such Registration Statement have been sold, (ii) when all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(b)(1)(i), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders, or (iii) the second anniversary of the date on which the SEC declares such Registration Statement effective (each, an “Effectiveness Period”).

(b)           If: (i) the Registration Statement is not filed on or prior to the Filing Date; (ii) the Registration Statement is not declared effective by the Commission by the Effectiveness Date; (iii) after the Registration Statement is filed with and declared effective by the Commission, the Registration Statement ceases to be effective (by suspension or otherwise) as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 45 days in the aggregate per year or more than 30 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective); or (iv) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of three (3) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market); (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 45 day or 30 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) the date on which such three (3) Trading Day period is exceeded, being referred to as “Event Date”), then until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% for each thirty (30) day period (prorated for partial periods) on a daily basis of the aggregate original principal amount of the Notes.  While such Event continues, such liquidated damages shall be paid not less often than each thirty (30) days.  Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within three (3) days following the date on which such Event has been cured by the Company.  No liquidated damages shall accrue for periods during which the Registrable Securities (assuming cashless exercise, if so required for Rule 144 eligibility) may be sold without restriction under Rule 144(b)(1)(i).

(c)           Within three (3) business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion in the form attached hereto as Exhibit A, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Investor and confirmation by the Investor that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(c) shall be delivered to the Investor within the time frame set forth above.

3.             Registration Procedures.  If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)           prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Investor copies of all filings and Commission letters of comment relating thereto and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Investor copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by the Investor, the exhibits incorporated by reference, and the Investor shall have the opportunity to object to any information pertaining to itself that is contained therein and the Company will make the corrections reasonably requested by the Investor with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(b)           prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)           furnish to the Investor such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus and any amendments and supplements to the Registration Statement and the Prospectus) and such other documents as the Investor reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d)           use its best efforts to register or qualify the Investor’s Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Investor may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdiction of the Registrable Securities, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)           list the Registrable Securities covered by such Registration Statement with any Trading Market exchange on which the Common Stock of the Company is then listed or quoted and, if the Common Stock is not then listed or quoted , list or quoted the Registrable Securities on NASDAQ’s Over the Counter Bulletin, NASDAQ or a national securities exchange selected by the Company;

(f)           immediately notify the Investor at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Investor, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading;

(g)           make available for inspection by the Investor and any attorney, accountant or other agent retained by the Investor, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Investor;

(h)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(i)           if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement, letters from the Company’s independent certified public accountants addressed to the Investor (unless the Investor does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be; and

(j)           at all times after the Company has filed a Registration Statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as the Investor may reasonably request, all to the extent required to enable the Investor to be eligible to sell Registrable Securities pursuant to Rule 144 (or any similar rule then in effect).

4.             Registration Expenses.  All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration, filing and listing application fees, costs of distributing any prospectuses and supplements thereto, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the FINRA, NASDAQ, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders are called “Registration Expenses.” All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called “Selling Expenses.”  The Company shall only be responsible for all Registration Expenses.  The obligation of the Company to bear the expenses described  above  shall apply irrespective of whether a registration, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur.

5.             Indemnification.

(a)           In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws, and will reimburse such Holder, and each such person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Investor or any such person in writing specifically for use in any such document.

(b)           In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Investor will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Investor to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Investor will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Investor specifically for use in any such document.  Notwithstanding the provisions of this paragraph, the Investor shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Investor in respect of Registrable Securities in connection with any such registration under the Securities Act.

(c)           Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d)           In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Investor, or any officer, director or controlling person of the Investor, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Investor or such officer, director or controlling person of the Investor in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and the Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Investor is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Investor will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

6.             Representations and Warranties.

(a)           The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and, except with respect to certain matters which the Company has disclosed to the Investor on Schedule 12(u) to the Security Agreement, the Company has timely filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act.  The Company has filed (i) its Annual Report on Form 10-KSB for its fiscal year ended            October 31, 2007 and (ii) its Quarterly Report on Form 10-QSB for the fiscal quarters ended January 31, 2008, July 31, 2007, April 30, 2007 and January 31, 2007 (collectively, the “SEC Reports”).  Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

(b)           The Common Stock is listed or quoted, as applicable, for trading on the NASDAQ Over The Counter Bulletin Board and satisfies all requirements for the continuation of such listing or quotation, as applicable, and the Company shall do all things necessary for the continuation of such listing or quotation, as applicable.  The Company has not received any notice that its Common Stock will be delisted from or no longer be quoted on, as applicable, the NASDAQ Over The Counter Bulletin Board (except for prior notices which have been fully remedied) or that the Common Stock does not meet all requirements for the continuation of such listing or quotation, as applicable.

(c)           Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to the Security Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Common Stock pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings (other than such concurrent offering to the Investor).

(d)           The Warrants and the shares of Common Stock that the Investor may acquire pursuant to the Warrants are all restricted securities under the Securities Act as of the date of this Agreement.  The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws.

(e)           The Company understands the nature of the Registrable Securities issuable upon the exercise of each Warrant and recognizes that the issuance of such Registrable Securities may have a potential dilutive effect.  The Company specifically acknowledges that its obligation to issue the Registrable Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

(f)           Except for agreements made in the ordinary course of business, there is no agreement that has not been filed with the Commission as an exhibit to a registration statement or to a form required to be filed by the Company under the Exchange Act, the breach of which could reasonably be expected to have a material and adverse effect on the Company and its subsidiaries, or would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

(g)           The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for the full exercise of the Warrants.

(h)           The Company shall provide written notice to each Holder of (i) the occurrence of each Discontinuation Event (as defined below) and (ii) the declaration of effectiveness by the SEC of each Registration Statement required to be filed hereunder, in each case within one (1) business day of the date of each such occurrence and/or declaration.

7.             Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b)           No Piggyback on Registrations.  Except as and to the extent set forth on Schedule 7(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the Registration Statement to any of its security holders.  Except as and to the extent specified in Schedule 7(b) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any person or entity that have not been fully satisfied.

(c)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.  Each Holder further covenants and agrees that it will not effect any disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, or as contemplated in the Registration Statement, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Holders or its plan of distribution.

(d)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.  For purposes of this Agreement, a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           Piggy-Back Registrations.  If at any time during the applicable Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities required to be covered during such Effectiveness Period and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall promptly send to each Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement and subject to any limitations mandated by the SEC, including, without limitation, restrictions on the number of shares registrable pursuant to Rule 415.

(f)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of majority of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)           Notices.  Any notice, request, correspondence or document required to be delivered hereunder may be given to the Company or the Investor at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(g).  Any notice, request, correspondence or document required to be delivered hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, “Courier”) or telecopy (confirmed by mail).  Notices, requests, correspondence or documents required to be delivered hereunder shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, in the case of a Courier, the next business day following timely delivery of the package with the Courier, and, in the case of a telecopy, when confirmed.  The address for such notices and communications shall be as follows:

If to the Company:	Rapid Link, Incorporated
5408 No. 99th Street
Omaha, NE 68134
Attention:         Chris Canfield
Telephone:       970-547-8165
Facsimile:          420-392-7545

with a copy to:
Crosby Guenzel LLP
134 South 13th Street
Lincoln, Nebraska 68508
Attention:         Thomas E. Jeffers
Telephone:       (402) 434-7300
Facsimile:          (402)434-7303

If to Investor:	To the address set forth under Investor’s name on the signature pages hereto.

If to any other Person who is
then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter in accordance with this Section 7(g) by such Person.

(h)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the persons and entities as permitted under the Security Agreement.

(i)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)           Governing Law, Jurisdiction and Waiver of Jury Trial.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  The Company hereby consents and agrees that the state or federal courts located in the County of New York, State of New York shall have exclusion jurisdiction to hear and determine any Proceeding between the Company, on the one hand, and the Investor, on the other hand, pertaining to this Agreement or to any matter arising out of or related to this Agreement; provided, that the Investor and the Company acknowledge that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York, and further provided, that nothing in this Agreement shall be deemed or operate to preclude the Investor from bringing a Proceeding in any other jurisdiction to collect the obligations, to realize on the Collateral or any other security for the obligations, or to enforce a judgment or other court order in favor of the Investor.  The Company expressly submits and consents in advance to such jurisdiction in any Proceeding commenced in any such court, and the Company hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens.  The Company hereby waives personal service of the summons, complaint and other process issued in any such Proceeding and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the Company at the address set forth in Section 7(g) and that service so made shall be deemed completed upon the earlier of the Company’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.  The parties hereto desire that their disputes be resolved by a judge applying such applicable laws.  Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any Proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between the Investor and/or the Company arising out of, connected with, related or incidental to the relationship established between then in connection with this Agreement.  If either party hereto shall commence a Proceeding to enforce any provisions of this Agreement, the Security Agreement or any other Ancillary Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

RAPID LINK, INCORPORATED

By:
Name:
Title:

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC, its investment manager

By:
Name:
Title:

Address for Notices:

c/o Valens Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, NY 10017
Attention: Portfolio Services
Facsimile: 212-581-5037

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

____________, 200___

[Continental Stock Transfer
& Trust Company
Two Broadway
New York, New York  10004
Attn:  William Seegraber]

Re: Rapid Link, Incorporated Registration Statement on Form [S-3]

Ladies and Gentlemen:

As counsel to Rapid Link, Incorporated, a Delaware corporation (the “Company”), we have been requested to render our opinion to you in connection with the resale by the individuals or entitles listed on Schedule A attached hereto (the “Selling Stockholders”), of an aggregate of __________ shares (the “Shares”) of the Company’s Common Stock.

A Registration Statement on Form [S-3] under the Securities Act of 1933, as amended (the “Act”), with respect to the resale of the Shares was declared effective by the Securities and Exchange Commission on [date].  Enclosed is the Prospectus dated [date].  We understand that the Shares are to be offered and sold in the manner described in the Prospectus.

Based upon the foregoing, upon request by the Selling Stockholders at any time while the registration statement remains effective, it is our opinion that the Shares have been registered for resale under the Act and new certificates evidencing the Shares upon their transfer or re-registration by the Selling Stockholders may be issued without restrictive legend.  We will advise you if the registration statement is not available or effective at any point in the future.

Very truly yours,

[Company counsel]

Schedule A to Exhibit A

Selling Stockholder	R/N/O	Shares Being Offered

SCHEDULE 7(b)

Security Holders

Stockholders (as defined below)
Web Breeze Networks, LLC
Communications Advantage, LLC
Trident Growth Fund, L.P.
Charger Investments, LLP

Agreements Granting Registration Rights

Stock Purchase Agreement entered into by and among Rapid Link, Incorporated, One Ring Networks, Inc. and the stockholders of One Ring Networks, Inc. (collectively, the “Stockholders”) on March 28, 2008.

Asset Purchase Agreement entered into by and among Rapid Link, Incorporated, on the one hand, and Web Breeze Networks, LLC and Communications Advantage, LLC, on the other hand, dated October 31, 2007

Securities Purchase Agreement dated March 8, 2006 entered into by and between Rapid Link, Incorporated and Trident Growth Fund, L.P.

Securities Purchase Agreement dated March 8, 2006 entered into by and between Rapid Link, Incorporated and Charger Investments, LLP.